EXHIBIT 32.1

Certification by the Chief Executive Officer Pursuant to 18 U. S. C. Section 1350, as
Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, I, Jeffrey Harris, hereby certify that, to the best of my knowledge, SpringBig Holdings, Inc’s Quarterly Report on Form 10-Q for the three months ended September 30, 2023 (the Report), as filed with the Securities and Exchange Commission on November 13, 2023, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SpringBig Holdings, Inc.

/s/ Jeffrey Harris
Jeffrey Harris
Chief Executive Officer
November 13, 2023